DILLARD’S, INC.

2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

         WHEREAS,  the Board of  Directors  of the Company  deems it in the best  interest  of the Company  that Key
Employees  and  Outside  Directors  of the Company be given an  opportunity  to acquire a stake in the growth of the
Company as a means of assuring their maximum effort and continued association and employment with the Company; and

         WHEREAS,  the Board of  Directors  believes  that the Company can best obtain  these and other  benefits by granting stock options to such Key Employees and Outside Directors;

         NOW, THEREFORE, BE IT RESOLVED:

         That the  Dillard's,  Inc. 2000  Incentive and  Nonqualified  Stock Option Plan be adopted,  and that it be effective commencing May 20, 2000.

         1.       Purpose.  The purpose of the  Dillard's,  Inc. 2000 Incentive and  Nonqualified  Stock Option Plan
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is to encourage  ownership of stock in the Company by Key  Employees and Outside  Directors,  and thereby cause such
Key Employees and Outside  Directors to increase their efforts on behalf of the Company,  to effect savings,  and to otherwise  promote the best  interests of the Company.  It is intended  that options  granted under this Plan to Key
Employees will qualify as Incentive Stock Options,  provided,  however,  that Nonqualified Stock Options may also be granted to Key Employees and Outside Directors which do not qualify as Incentive Stock Options.

         2.       Definitions.  As used herein, the following definitions shall apply.
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                  a.       "Board" shall mean the Board of Directors of the Company.

                  b.       "Common  Stock"  shall  mean  Common  Stock,  Class A, $.01 par value per  share,  of the
Company.
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                  c.       "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  d.       "Committee"  shall  mean  the  Committee  appointed  by  the  Board  in  accordance  with paragraph 4(a) of the Plan.

                  e        "Company" shall mean Dillard's, Inc.

                  f.       "Continuous  Employment" or "Continuous  Status as an Employee" shall mean the absence of any  interruption  or termination of employment by the Company.  Employment  shall not be considered  interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company.

                  g.       "Effective Date" shall mean May 20, 2000.

                  h        "Employee"  shall mean any person  employed on a full-time basis by the Company or of any subsidiaries of the Company (as defined inss.425(f) of the Code).

                  i.       "Incentive  Stock  Option" shall mean an Option which meets the  requirements  ofss.422(b)
of the Code.
                  j.       "Key  Employee"  shall  mean an  Employee  who,  in the  opinion  of the  Committee,  can contribute  significantly  to the growth and  profitability  of, or perform  services  of major  importance  to, the
Company or any subsidiaries of the Company.

                  k.       "Nonqualified  Stock  Option"  means an Option  which does not  receive  the  special tax treatment received by an Incentive Stock Option.

                  l.       "Option"  shall mean a right to acquire  Common  Stock which is granted  pursuant to this
Plan.

                  m.       "Option  Agreement"  shall  mean a written  agreement  which sets forth the terms of each
Option and is signed by an authorized officer of the Company.

                  n.       "Optioned  Stock" shall mean Common Stock subject to an Option  granted  pursuant to this
Plan.

                  o.       "Optionee" shall mean an Employee or Outside Director who receives an Option.

                  p.       "Outside Director" shall mean a member of the Board who is not also an Employee.

                  q.       "Plan" shall mean the Dillard's, Inc.2000 Incentive and Nonqualified Stock Option Plan.

                  r.       "Share" shall mean one share of the Common Stock.

         3.       Shares  Subject to the Plan.  Except as  otherwise  required by the  provisions  of  paragraph  13
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hereof,  the aggregate  number of Shares of Common Stock  deliverable  upon the exercise of Options  pursuant to the
Plan shall not exceed  seven  million  (7,000,000)  Shares.  Such Shares may either be  authorized  but  unissued or treasury  shares.  If an Option should expire or become  unexercisable  for any reason without having been exercised in full, the unpurchased  Shares which were subject thereto shall,  unless the Plan shall have been  terminated,  be available  for the grant of other Options  under the Plan.  No Optionee may receive  options  covering more than one million (1,000,000) shares in any single fiscal year of the Company under the Plan.

         4.       Administration of the Plan.
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                  a.       Composition of Committee.  The Plan shall be administered  by the Executive  Compensation
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and Stock Option  Committee or any  successor  thereto of the Board or such other  committee  as  determined  by the
Board (the  "Committee").  The  Committee  shall solely be composed of two (2) or more  "outside  directors"  of the
Board  within the meaning ofss.162(m) of the Code and  applicable  Treasury  Regulations,  or any  successor  to such provisions,  and who are also  "non-employee  directors"  within the meaning of Rule 16b-3, or any successor to such
Rule, of the Securities Exchange Commission.

                  b.       Powers  of the  Committee.  The  Committee  is  authorized  (but only to the  extent  not
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contrary to the express  provisions  of the Plan or to  resolutions  adopted by the Board) to interpret the Plan, to prescribe,  amend,  and rescind rules and  regulations  relating to the Plan, to determine the terms and  conditions upon which  Options may be  exercised,  to  determine  the form and content of Option  Agreements,  to construe  and interpret  the Plan and Option  Agreements,  to  accelerate  the  exercisability  of any Option,  to make such other determinations  necessary  or advisable  for the  administration  of the Plan and shall have and may  exercise  such other  power and  authority  as may be  delegated  to it by the Board from time to time.  A  majority  of the entire
Committee shall  constitute a quorum,  and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the  Committee.  The Committee  shall,  from time to time,  have the power to  designate  from  among the Key  Employees  and  Outside  Directors  the  persons to whom  Options  will be granted.  Such  designation  shall be in the  absolute  discretion  of the  Committee,  and  shall be final  without approval of the Board or the  stockholders.  On the occasion of the designation of the Optionees,  the Committee may grant  additional  Options to Optionees  then  holding  Options,  to some of them,  or may grant  Options  solely or partially to new  Optionees.  As of the date of grant,  the Committee  shall fix the number of Shares to be optioned and whether the Option shall be treated as an Incentive  Stock Option or as a  Nonqualified  Stock Option;  however, no Option  shall be treated as an  Incentive  Stock  Option ten (10) years from the date this Plan is adopted by the
Board or the date the Plan is approved by the  stockholders of the Company,  whichever is earlier.  In addition,  to the extent the  aggregate  fair market  value  (determined  at the time the Option is granted) of Shares  treated as acquired  pursuant to Incentive  Stock Options which are  exercisable  by the Optionee for the first time during any calendar  year  (under all  incentive  stock  option  plans of the  Company or  subsidiaries  thereof (as defined in
ss.425(f) of the Code))  exceeds  $100,000,  such  Options  (taking  them into account in the order in which they were granted) shall not be treated as Incentive Stock Options.  In making the  determination  as to whom Options shall be granted,  and as to the number of Shares to be covered by such Options,  the  Committee  shall take into account the duties and  responsibilities of the proposed Optionees,  their present and potential  contribution to the success of the Company,  their past record,  and such other  factors as the Committee  shall deem  relevant in connection  with accomplishing  the  purposes of this Plan.  Certain  officers  of the Company as  designated  by the  Committee  are hereby  authorized  to execute  Option  Agreements on behalf of the Company and to cause them to be delivered to the
Optionees or other participants.

                  c.       Effect of Committee's  Decision.  All decisions,  determinations,  and interpretations of
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the Committee shall be final and conclusive on all persons affected thereby.

         5.       Option Price.  The exercise price of Incentive  Stock Options  granted under the Plan shall not be
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less than one hundred  percent (100%) of the fair market value of a Share on the date the Option is granted,  or, if the  Optionee  owns  (within  the  meaning ofss.425(d) of the Code) ten percent  (10%)or  more of the total  combined voting  power of all classes of stock of the Company,  one hundred ten percent  (110%) of the fair market value of a
Share on the date the Option is granted.  The exercise price of  Nonqualified  Stock Options  granted under the Plan shall be  determined  by the  Committee in its  complete  discretion,  but in no event shall the  exercise  price of
Nonqualified  Stock Options be less than one hundred  percent (100%) of the fair market value of a Share on the date the  Option  is  granted.  The fair  market  value of a Share on a  particular  date  shall be deemed to be the mean between the highest and lowest  sales  prices per share of the Common  Stock on the  principal  national  securities exchange on which the Common Stock may be listed from time to time on that date or, in either  case,  if there shall have  been no sale on that  date on the last  preceding  date on which  such  sale or sales  were  effected  on such exchange.  In the event that the method just  described  for  determining  the fair market value of the Shares shall not remain  consistent  with the provisions of the Code and applicable  Treasury  Regulations,  then the fair market value per Share shall be determined by such other method  consistent  with the Code or Treasury  Regulations  as the
Committee shall in its discretion elect and apply at the time of grant of the Options concerned.

         6.       Term of Option  and  Limitations  on  Exercise.  Subject to the terms of the Plan,  the  Committee
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shall,  in its  discretion,  establish the term of each Option  granted  pursuant to the Plan.  Notwithstanding  the foregoing,  (a) an Incentive  Stock Option  granted under the Plan by its terms shall not be  exercisable  after the expiration  of seven (7) years  from the date  such  Option is  granted,  or,  five (5) years if the  Optionee  owns
(within the  meaning ofss.425(d) of the Code) ten percent  (10%) or more of the total  combined  voting  power of all classes of stock of the Company,  and (b) a Nonqualified  Stock Option granted under the Plan by its terms shall not be  exercisable  after the  expiration  of seven (7) years from the date such option is granted.  The  Committee may also, in its  discretion,  establish a period or periods  during which an Option may not be exercised in whole or in part or any other  limitation or  restriction,  subject to the terms of the Plan,  which the Committee may determine as a  condition  precedent  to  exercising  an Option,  including  such  provisions  as deemed  advisable  to permit qualification of Options as Incentive Stock Options.

         7.       Procedures  for Exercise.  Any Option  granted  hereunder  shall be  exercisable at such times and
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under  such  conditions  as shall be  permissible  under  the  terms of the  Plan and of the  Option  granted  to an
Optionee.  An Option may not be exercised  for a fractional  Share.  An Option  granted  pursuant to the Plan may be exercised,  subject to provisions  relating to its termination and limitations on its exercise,  only by (a) written notice to  exercise  the Option  with  respect to a specified  number of Shares,  and (b)(i)  payment to the Company
(contemporaneously  with delivery of each such notice),  in cash or Common Stock,  of the amount of the Option price of the number of Shares with  respect to which the Option is then being  exercised,  or (ii)  causing the Company to receive  from a broker  funds to pay for the  option  upon  the  broker's  receipt  of stock  certificates  from the
Company.  Each such notice and payment  shall be  delivered,  or mailed by prepaid  registered  or  certified  mail, addressed to the Treasurer of the Company at the Company's executive offices.

         8.       Reload  Options.  If payment for Shares  upon the  exercise  of an Option  ("Original  Option") is
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made in the form of Common  Stock,  the  Optionee  shall be  granted  on the date of  exercise  an  Option  ("Reload
Option") to purchase the number of Shares that equals the number of Shares  tendered to the  Company.  The number of
Shares  tendered  shall  include  Common  Stock  which is tendered in order to satisfy  applicable  tax  withholding obligations.  The price per Share at which each  Reload  Option may be  exercised  shall be equal to the fair market value of the Shares on the date of grant of the Reload  Option.  The term of each Reload  Option shall expire on the same date as that of the Original  Option.  Reload  Options shall not be granted to (a) an Optionee who was formerly an Employee and is no longer  employed by the Company,  (b) an Optionee who was formerly an Outside  Director and is no longer a member of the Board, or (c) any other person other than the Optionee.

         9.       Exercise  During  Employment  or  Following  Death.   Unless  otherwise  provided  in  the  Option
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Agreement,  an Option may be exercised by an Optionee who is an Employee  only while the Optionee is an Employee and has  maintained  Continuous  Status  as an  Employee  since  the date of the  grant  of the  Option,  or  after  the termination of the Optionee's  status as an Employee within one (1) year after such  termination (but not later than the date on which the Option  would  otherwise  expire) if the  Optionee  becomes  Disabled,  as  determined  by the
Committee,  or for any other  termination  within  three (3) months after such  termination  (but not later than the date on which the Option would  otherwise  expire),  except if the Optionee would have been entitled to exercise the
Option  immediately  prior to death, such Option of the deceased Optionee may be exercised within twelve (12) months
(but not later than the date on which the Option  would  otherwise  expire)  from the date of death by the  personal representatives  of the  Optionee's  estate,  or person or persons to whom the  Optionee's  rights under such Option shall  have  passed by will or by laws of  descent  and  distribution.  The  Committee's  determination  whether  an
Optionee's  employment  has ceased,  and the effective  date thereof,  shall be final and  conclusive on all persons affected thereby.

         10.      Form of Stock  Certificates.  Stock  certificates to be issued or transferred  pursuant to Options
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granted  under this Plan shall be made in favor of the  Optionee,  or the  Optionee and  Optionee's  spouse as joint tenants.

         11.      Optionee's  Certification.  If the underlying  Shares are not registered  under the Securities Act
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of 1933 and applicable  state  securities  laws at the time of exercise of an Option,  then the Optionee shall agree that the Optionee will purchase the Shares under such Option for  investment  and not with any present  intention to re-sell the same, and shall agree to sign a certificate to such effect at the time of exercising the Option.

         12.      Non-Transferability  of  Options.  Options  granted  under  the  Plan  may not be  sold,  pledged,
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assigned,  hypothecated,  transferred, or disposed of in any manner other than by will or by the laws of descent and distribution.  Notwithstanding  the foregoing  sentence to the contrary,  the Committee may, in its sole discretion, permit  an  Optionee  to  transfer  all or a  portion  of an Option to the  Optionee's  family  members,  a trust or partnership  for the benefit of the Optionee's  family members or to a charity.  An Option may be exercised,  during the lifetime of the Optionee, only by the Optionee.

         13.      Effect of Change in Stock  Subject to the Plan. In the event that each of the  outstanding  Shares
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of Common  Stock  (other than Shares held by  dissenting  shareholders)  shall be changed  into or  exchanged  for a different  number or kind of Shares of stock of the  Company or another  corporation  (whether  by reason of merger, consolidation,  recapitalization,  reclassification, stock dividend, split-up, combination of Shares, or otherwise), then,  in the sole  discretion  of the  Committee,  there shall be  substituted  for each Share of Common Stock then under Option or  available  for Option the number and kind of Shares of stock into which each  outstanding  Share of
Common Stock (other than Shares held by  dissenting  shareholders)  shall be so changed or for which each such Share shall be so exchanged,  together  with an  appropriate  adjustment of the Option Price.  In the event there shall be any other change in the number of, or kind of, issued Shares of Common  Stock,  or of any stock or other  securities into  which such  Common  Stock  shall have been  changed,  or for which it shall have been  exchanged,  then if the
Committee  shall,  in its sole  discretion,  determine  that such change  equitably  requires an  adjustment  in the number,  or kind,  or Option  price of Shares then  subject to an Option or available  for Option,  such  adjustment shall be made by the Board and shall be effective and binding for all purposes of this Plan.

         14.      Time of  Granting  Options.  The  date of  grant  of an  Option  under  the  Plan  shall,  for all
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purposes,  be the date reflected on the written grant of the Option to the Optionee.  An Option  Agreement  shall be given to each Employee or Outside  Director to whom an Option is so granted within a reasonable  time after the date of such grant.

         15.      Modification  of  Options.  At any  time  and  from  time to time the  Committee  may  modify  any
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outstanding  Option,  provided no such modification shall impair the Option without the consent of the holder of the
Option.  The Committee may not at any time lower the option price of any  outstanding  Option or cancel  outstanding
Options  for  reissuance  in a  transaction  which  would cause the Plan to be a variable  plan in  accordance  with
Accounting  Principles  Board Opinion No. 25,  "Accounting  for Stock Issued to  Employees" or Financial  Accounting
Standards  Board Statement of Financial  Accounting  Standards No. 123,  "Accounting for Stock Based  Compensation".
Any  Incentive  Stock  Options  outstanding  under the Plan may be amended,  if  necessary,  in order to retain such qualification.

         16.      Tax  Withholding.  The Company  shall have the right to deduct or withhold  any taxes  required by
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law to be withheld  upon the exercise of an Option.  The Committee may require the Optionee (or, in the event of the death of the Optionee,  the personal  representatives  of the  Optionee's  estate,  or person or persons to whom the
Optionee's  rights under such Option shall have passed by will or by laws of descent and  distribution)  to remit to the Company the amount of any taxes required to be withheld,  or, in lieu thereof,  the Company may withhold (or the
Optionee  may be provided  the  opportunity  to elect to tender) the number of shares of Common  Stock equal in fair market value to the amount required to be withheld.

         17.      Amendment and  Termination  of the Plan.  The Committee or Board of Directors may amend,  alter or
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discontinue the Plan, but no amendment or alteration  shall be made without the approval of the  stockholders of the
Company if such approval is necessary to comply with the performance-based  compensation  exception underss.162(m) of the Code and  applicable  Treasury  Regulations.  No  amendment,  alteration  or  discontinuation  of the Plan shall adversely affect any Options granted prior to the time of such amendment, alteration or discontinuation.

         18.      Conditions  Upon  Issuance  of  Shares.  Shares  must not be issued  with  respect  to any  Option
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granted  under the Plan unless the issuance  and  delivery of such Shares shall comply with all relevant  provisions of law,  including,  without  limitation,  the  Securities  Act of 1933,  as  amended,  the  rules  and  regulations promulgated  thereunder,  any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.  Inability of the Company to obtain from any regulatory  body or authority  deemed by the  Company's  counsel to be necessary to the lawful  issuance and sale of any Shares  hereunder  shall relieve the
Company of any liability in respect of the  non-issuance  or sale of such Shares.  As a condition to the exercise of an Option,  the Company may require the person  exercising an Option to make such  representations  or warranties as may be necessary to assure the availability of an exemption from the  registration  requirements of federal or state securities law.

         19.      Reservation  of  Shares.  The  Company,  during  the  term of this  Plan,  will  reserve  and keep
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available a number of Shares sufficient to satisfy the requirements of the Plan.